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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  March 6, 1998


                         AmeriSource Health Corporation
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             (Exact name of Registrant as specified in its charter)



   Delaware                               33-27835-01                             23-2546940
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(State or other                          (Commission                            (IRS Employer
jurisdiction of                          File Number)                        Identification No.)
 incorporation)

    P.O. Box 959, Valley Forge, PA                                                   19482
----------------------------------------                                          -----------
(Address of principal executive offices)                                          (Zip Code)

Registrant's telephone number, including area code:  215-296-4480
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ITEM 5.  OTHER EVENTS

                 On March 6, 1998, AmeriSource Health Corporation, McKesson Corporation and Patriot Acquisition Corp. executed the letter agreement attached as Exhibit 99.1 to this Current Report on Form 8-K.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                 INFORMATION AND EXHIBITS

                 (c)      Exhibits

            The following exhibits are filed as part of this report:

99.1 Letter Agreement from McKesson Corporation and Patriot Acquisition Corp. to AmeriSource Health Corporation.
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                                   SIGNATURE


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 AMERISOURCE HEALTH CORPORATION



                                 By:      /s/ Teresa T. Ciccotelli
                                          ----------------------------------
                                          Vice President, General Counsel
                                          and Secretary


Dated:  March 10, 1998
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                                 EXHIBIT INDEX


Exhibit
Number                            Description


99.1 Letter Agreement from McKesson Corporation and Patriot Acquisition Corp. to AmeriSource Health Corporation.